UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2006

Commission file number 333-113658

Sensus Metering Systems (Bermuda 2) Ltd. (Exact name of registrant as specified in its charter)	Sensus Metering Systems Inc. (Exact name of registrant as specified in its charter)

Bermuda	98-0413362	Delaware	51-0338883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8601 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 845-4017

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2006, Sensus Metering Systems (Bermuda 2) Ltd. (the “Company”) issued the press release attached hereto as Exhibit 99.1 setting forth the Company’s revenues and other selected financial data for the fourth quarter and fiscal year ended March 31, 2006.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit 99.1	Company press release dated May 2, 2006 titled “Sensus Metering Systems Announces Record Revenues for Fiscal Quarter and Year Ended March 31, 2006”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.

Dated: May 2, 2006	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer

SENSUS METERING SYSTEMS INC.

Dated: May 2, 2006	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer